[LOGO]
BANK OF AMERICA

Richard E. Bryson
Vice President

United States Division
SF Credit Products Group #3838

                    September 26, 1994
Casey Jones
Director of Capital Development and Banking
Smith's Food & Drug Centers, Inc.
1550 South Redwood Road
Salt Lake City, Utah  84104

Dear Casey:

As we discussed, the existing three year facility will be immediately amended to change the covenants and pricing as follows:

          *    Section  6.7(a) - Net worth
               revised downward from $450MM to
               $350MM, plus 50% of incremental
               net worth measured quarterly.

          *    Section 6.8 - Revise upward from
               2.0/1 to 2.1/1, measured
               quarterly.

          *    Pricing - New pricing GRID added;

               GRID ONE:
                         -  If Smith's Pass
                         Through Certificates
                         are rated BBB- by S&P
                         and at least Baa3 by
                         Moodys.
                         -  18.75 bp commitment
                         fee and L + 60 bp
                         spread.    (L+60 drawn
                         cost).

               GRID TWO:

                         -  If Smith's Pass
                         Through Certificates
                         are rated below BBB-
                         by S&P or below Baa3
                         by Moodys or are
                         unrated.

                         -  25 bp commitment
                         fee and L + 75 bp
                         point spread. (L+75
                         drawn cost).

The  pricing grid two therefore becomes
effective by either a one step S&P downgrade or a two step Moodys downgrade.

Closing the amendment is subject to
documentation acceptable to Bank of America and reimbursement of Bank of America legal expenses.

If you agree to these terms and conditions, please sign both copies and return one to my attention.

                    Sincerely,
                    BANK OF AMERICA NATIONAL
                    TRUST AND SAVINGS ASSOCIATION

                   /s/Richard E. Bryson
                   Richard E. Bryson
                    Vice President

AGREED AND ACCEPTED
SMITH'S FOOD & DRUG CENTERS, INC.

/s/Casey Jones
Casey Jones
Director of Capital Development & Banking